                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 22, 2007
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

           Maryland                      001-13533                74-2830661
-------------------------------         ------------         -------------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
               ---------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (816) 237-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Wachovia Master Repurchase Agreement (2007 Servicing Rights) and Wachovia Master
Repurchase Agreement (2007 Residual Securities)

As previously disclosed, in April 2007 NovaStar Financial, Inc. ("NFI"), as
guarantor, and certain of its subsidiaries (collectively, with NFI, "NovaStar")
entered into a Master Repurchase Agreement (2007 Servicing Rights) (as amended, the "Servicing Rights Facility") with Wachovia Bank, N.A. and certain of its affiliates (collectively, "Wachovia Bank"), and a Master Repurchase Agreement
(2007 Residual Securities) (as amended, the "Residual Securities Facility") with
Wachovia Capital Markets, LLC and certain of its affiliates. The Servicing
Rights Facility and the Residual Securities Facility collectively provide for a
$100 million combined maximum advance amount, with a maximum advance amount of no more than $70 million under the Servicing Rights Facility.

In order to address certain short-term liquidity requirements, on October 22,
2007, the maximum advance amount under the Servicing Rights Facility was temporarily increased to $115 million, the combined maximum advance amount under the Servicing Rights Facility and the Residual Securities Facility was
temporarily increased to $120 million, and NovaStar Mortgage, Inc. ("NovaStar
Mortgage") drew funds under the Servicing Rights Facility, on a short-term basis, against the pledge of NovaStar Mortgage's right to reimbursement for certain principal and interest advances made by NovaStar Mortgage to certain securitization trusts in NovaStar Mortgage's capacity as servicer of the underlying securitized mortgage loans. The October 22nd advance must be repaid in full no later than November 5, 2007. The increase in the maximum advance amount under the Servicing Rights Facility and the increase in the combined maximum advance amount under the Servicing Rights Facility and the Residual
Securities Facility will expire on November 5, 2007, at which time the maximum advance amount under the Servicing Rights Facility will revert to $70 million and the combined maximum advance amount under the Servicing Rights Facility and the Residual Securities Facility will revert to $100 million.

In addition, on October 23, 2007, NovaStar and Wachovia Bank entered into
Amendment Number Three to the Servicing Rights Facility to add, as eligible collateral thereunder, NovaStar Mortgage's servicing rights with respect to mortgage loans securitized by NovaStar pursuant to the NovaStar Mortgage Funding
Trust, Series 2007-2. The foregoing summary of the terms of Amendment Number
Three is qualified in its entirety by reference to the full text of Amendment
Number Three, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

In addition to the financing agreements described above, Wachovia Bank or certain of its affiliates provide to NFI and its affiliates certain additional previously disclosed financing facilities and routinely engage in other ordinary course financial transactions with NFI and its affiliates, including but not limited to financial derivative transactions and acting as an underwriter for certain securitizations sponsored by NFI and its affiliates.

DBSP Receivables Loan and Security Agreement

On October 22, 2007, NovaStar Mortgage, NFI, NovaStar Certificates Financing
Corporation ("NCFC"), NFI Holding Corporation ("NFI Holding"), NovaStar CDO
Holdings, Inc. ("CDO Holdings"), and DB Structured Products, Inc. ("DBSP")
executed a Forbearance Agreement and Amendment Number Nine ("Amendment No. 9")
to the existing Receivables Loan and Security Agreement (the "Servicing Advance
Facility"). Among other things, Amendment No. 9 extended the Servicing Advance
Facility termination date to the earlier of (a) the closing of the sale of
NovaStar Mortgage's mortgage servicing rights to Saxon Mortgage Services, Inc.
pursuant to that certain previously disclosed Servicing Rights Transfer
Agreement, and (b) January 22, 2008.

In connection with Amendment No. 9, NovaStar Mortgage paid DBSP a forbearance fee and customary costs and expenses incurred by DBSP in connection with
Amendment No. 9.

In addition, in connection with Amendment No. 9, on October 22, 2007, NFI
Holding and CDO Holdings became signatories to that certain Amended and Restated
Master Netting Agreement dated as of January 5, 2007, among NFI, NMI, NCFC,
NovaStar Certificates Financing LLC, and HomeView Lending, Inc. (with NFI
Holding and CDO Holdings, the "NovaStar Entities"), and DBSP and certain of its affiliates (the "DB Entities"), by the execution of a joinder agreement with respect thereto (the "Joinder Agreement"). The Amended and Restated Master
Netting Agreement cross-collateralizes all or substantially all financial transactions between any NovaStar Entity and any DB Entity and, upon an event of default under any such transaction, permits the DB Entities to, among other remedies, treat all such transactions as in default, set off any obligation of any DB Entity against any obligation of any NovaStar Entity thereunder, and apply collateral provided with respect to a particular transaction against any obligation of any NovaStar Entity under any of such transactions.

In addition to the Servicing Advance Facility, DBSP and its affiliates routinely engage in other ordinary course financial transactions with NFI and its affiliates, including but not limited to financial derivative transactions and acting as an underwriter for certain securitizations sponsored by NFI and its affiliates.

Item 2.03 Creation of a Direct Financial Obligation or an obligation under an
Off-Balance Sheet Arrangement of a Registrant

The disclosure under "Item 1.01 Entry into a Material Definitive Agreement" of this Current Report with respect to NovaStar's Servicing Rights Facility and
Residual Securities Facility is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.    Document

10.1           Amendment Number Three, dated as of October 22, 2007, to the
               Master Repurchase Agreement (2007 Servicing Rights), dated as of
               April 25, 2007, among Wachovia Bank, N.A., as Buyer, Wachovia
               Capital Markets, LLC, as Agent, NovaStar Mortgage, Inc., as
               Seller and a Guarantor, and NovaStar Financial, Inc., NFI Holding
               Corporation, and HomeView Lending, Inc., as Guarantors.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NOVASTAR FINANCIAL, INC.

DATE:  October 25, 2007                /s/ Todd M. Phillips
                                       -----------------------------------------
                                       Todd M. Phillips
                                       Vice President, Treasurer and
                                       Controller

                                Index to Exhibits

Exhibit No.    Document

10.1           Amendment Number Three, dated as of October 22, 2007, to the
               Master Repurchase Agreement (2007 Servicing Rights), dated as of
               April 25, 2007, among Wachovia Bank, N.A., as Buyer, Wachovia
               Capital Markets, LLC, as Agent, NovaStar Mortgage, Inc., as
               Seller and a Guarantor, and NovaStar Financial, Inc., NFI Holding
               Corporation, and HomeView Lending, Inc., as Guarantors.